                                                                   Exhibit 10.36

                           STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made as of September 9, 2001, by and between ViroPharma Incorporated ("ViroPharma"), a Delaware corporation with its principal place of business at 405 Eagleview Boulevard, Exton, PA 19341, and Aventis Pharma Inc., a Canadian corporation with its principal place of business at 2150 Saint Elzear Boulevard West, Laval, Quebec, Canada, H7L 4A8 ("Aventis").

                                   RECITALS
                                   --------

     WHEREAS, ViroPharma and an Affiliate of Aventis have entered into that certain Copromotion and Codevelopment Agreement dated September 9, 2001 (the "Copromotion and Codevelopment Agreement"); and

     WHEREAS, in connection with the execution of the Copromotion and Codevelopment Agreement, ViroPharma desires to sell to Aventis and Aventis desires to purchase from ViroPharma shares of common stock of ViroPharma on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the Parties hereto, intending to be legally bound, do hereby agree as follows:

1.   Definitions.  The capitalized terms used herein shall have the meanings
     -----------
ascribed to them below, provided that capitalized terms used herein that are not defined herein shall have the meanings ascribed to them in the Copromotion and Codevelopment Agreement:

     1.1  "Affiliate" means any person or entity that directly or indirectly
           ---------
controls or is controlled by or is under common control with ViroPharma or Aventis, as the case may be, but only for so long as said control shall continue. As used herein the term "control" means the direct or indirect ownership of over fifty percent (50%) of the outstanding voting securities of an entity, or the right to receive over fifty percent (50%) of the profits or earnings of an entity (or, in either case, such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction). Such other relationship as in fact gives such individual or entity the power or ability to control the management, business and affairs of an entity shall also be deemed to constitute control.

     1.2  "Closing" has the meaning ascribed to it in Section 3.1 hereof.
           -------

     1.3  "Closing Date" means the day on which the transaction that is the
           ------------
subject of such Closing is consummated.

     1.4  "Common Stock" means the common stock of ViroPharma, par value $0.002
           ------------
per share.

     1.5  "Deemed Market Price" has the meaning ascribed to it in Section 2
           -------------------
hereof.

     1.6  "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
together with the rules and regulations promulgated thereunder.

     1.7  "Excluded Registration Statements" means (a) Registration Statements
           --------------------------------
on Form S-8 (or any successor or similar form) relating to employee benefit plans, (b) Registration Statements on Form S-4 (or any successor or similar form) relating to corporate reorganizations or other transactions under Rule 145 of the Securities Act, or (c) Registration Statements covering shares of ViroPharma's capital stock issued pursuant to that certain Investment Agreement (the "Perseus Shares") dated May 5, 1999 between ViroPharma and PSV, LP (previously known as Perseus-Soros BioPharmaceutical Fund, LP) (the "Perseus Agreement"), and any Common Stock issued upon conversion of the Perseus Shares or upon exercise of warrants issued pursuant to the Perseus Agreement.

     1.8  "GAAP" means generally accepted accounting principles in the United
           ----
States.

     1.9  "Holder" means each person owning of record Registrable Securities
           ------
that have not been sold to the public.

     1.10  "Intellectual Property" means trademarks, trade names, trade dress,
            ---------------------
service marks, copyrights, and similar rights (including registrations and applications to register or renew the registration of any of the foregoing), patents and patent applications, trade secrets, and any other similar intellectual property rights.

     1.11  "Intellectual Property License" means any license, permit,
            -----------------------------
authorization, approval, contract or consent granted, issued by or with any Person relating to the use of Intellectual Property.

     1.12  "Knowledge" means the knowledge of such party, assuming that such
            ---------
party engaged in reasonable inquiry or investigation with respect to the relative subject matter.

     1.13  "Material Adverse Effect" on or with respect to an entity (or group
            -----------------------
of entities taken as a whole) means any state of facts, event, change or effect that has had, or that might be reasonably expected to have, a material adverse effect on the business, properties, results of operations or financial condition of such entity (or of such group of entities taken as a whole).

     1.14  "Nasdaq" means the Nasdaq Stock Market, Inc.
            ------

     1.15  "Party" means a party to this Agreement.
            -----

     1.16  "Purchase Price" has the meaning ascribed to it in Section 2.1.
            --------------

     1.17  "Person" means any individual, firm, corporation, partnership,
            ------
limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     1.18  "Register," "Registered," and "Registration" refer to a registration
            --------    ----------        ------------
effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document by the SEC.

     1.19  "Registrable Securities" means (a) the Shares; and (b) any shares of
            ----------------------
Common Stock of ViroPharma or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Shares by way of stock dividend, stock split or in connection with a combination of shares, recapitalization or other reorganization or otherwise. Notwithstanding the foregoing, as to any particular Shares or other securities described above, once issued they shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been distributed pursuant to Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have been otherwise transferred in a private transaction in which the rights under this
Section 7 hereof have not been assigned.

     1.20 "Registration Expenses" means all expenses incurred by ViroPharma in
           ---------------------
complying with Section 7.1 hereof, including, without limitation, registration and filing fees, printing and reproduction expenses, fees and disbursement of counsel for ViroPharma, blue sky fees and expenses, messenger and delivery expenses, the expenses of any special audits or "comfort letters" incident to or required by any such registration and any fees and disbursements of underwriters customarily paid by issuers or seller of securities, but excluding Selling Expenses.

     1.21 "Registration Statement" means a Registration Statement filed pursuant
           ----------------------
to the Securities Act.

     1.22  "Rights Agreement" means that certain Rights Agreement dated
            ----------------
September 10, 1998 between ViroPharma and StockTrans, Inc.

     1.23  "SEC Documents" means ViroPharma's Form S-3 filed with the SEC on
            -------------
July 3, 2001, its Annual Report on Form 10-K for the year ended December 31, 2000, its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2001 and March 31, 2001, and its Proxy Statement for its Annual Meeting of Stockholders held on June 11, 2001, each as filed with the SEC, but shall not include any portion of any document which is not deemed to be filed under applicable SEC rules and regulations.

     1.24  "SEC" means the U.S. Securities and Exchange Commission.
            ---

     1.25  "Securities Act" means the Securities Act of 1933, as amended,
            --------------
together with the rules and regulations promulgated thereunder.

     1.26  "Selling Expenses" shall mean all underwriting discounts and selling
            ----------------
commissions applicable to the sale, and all fees and expenses of counsel exclusively for Aventis, if any.

     1.27  "Shares" means the shares of Common Stock to be acquired by Aventis
            ------
hereunder.

     1.28  "Transaction Documents" means this Agreement, the Copromotion and
            ---------------------
Codevelopment Agreement, and any other agreement or instrument executed by ViroPharma in connection with the foregoing.

     1.29  "Triggering Event" means Regulatory Approval of an NDA in the United
            ----------------
States for a VP Product for the First Indication.

     1.30  "Voting Stock" means securities of any class or series of a
            ------------
corporation or association the holders of which are ordinarily, in the absence of contingencies, entitled to vote generally in matters put before the shareholders or members of such corporation or association, or securities convertible or exchangeable into or exercisable for any such securities.

2.   Purchase and Sale.
     -----------------

     2.1 Subject to Section 2.2 below, at the Closing, ViroPharma will sell to Aventis and Aventis will purchase from ViroPharma, for the aggregate consideration of $20,000,000, as may be adjusted in Section 2.2 below (the "Purchase Price"), a number of shares of Common Stock equal to the quotient of $20,000,000 divided by the Deemed Market Price. For the purposes of this Section 2, the "Deemed Market Price" shall be equal to the average of the closing sales prices of ViroPharma's Common Stock, as reported by Nasdaq, for those days on which ViroPharma's Common Stock was traded during the twenty (20) trading days ending on the trading day immediately preceding the date of the Triggering Event; provided, however, that if ViroPharma takes the steps contemplated under
Section 9.1(c)(iii), then the Deemed Market Price shall be equal to the average of the closing sales prices of ViroPharma's Common Stock as reported by Nasdaq for those days on which ViroPharma's Common Stock was traded during the twenty
(20) trading days immediately following the date that ViroPharma again becomes listed for trading as contemplated by Section 9.1(c)(iii).

     2.2 (a) Notwithstanding the foregoing, the number of shares purchasable hereunder shall not be in excess of nineteen and nine tenths percent (19.9%) of the number of shares of Common Stock issued and outstanding on the date hereof, which number shall be subject to appropriate and equitable adjustment for any stock split, stock dividend or reclassification of the Common Stock or similar event (the "Maximum Number of Shares"). Only shares of Common Stock acquired pursuant to this Agreement will be included in determining whether the limitation contained herein would be exceeded for purposes of this Section.

          (b)  In the event the number of shares to be acquired pursuant to
Section 2.1 would exceed the Maximum Number of Shares, then notwithstanding anything to the contrary in

Section 2.1, at the Closing ViroPharma will sell to Aventis and Aventis will purchase from ViroPharma the Maximum Number of Shares for an aggregate consideration equal to the product of the Maximum Number of Shares times the Deemed Market Price.

3.   Closing.
     -------

     3.1  Closing. The completion of the sale and purchase of the Shares (the
          -------
"Closing") shall be held within five (5) business days after the satisfaction of the closing conditions set forth in Article 6, or on such other date as the parties shall mutually agree.

     3.2  Delivery.  At the Closing, subject to the terms and conditions hereof,
          --------
Aventis shall deliver to ViroPharma the Purchase Price by wire transfer to an account designated in writing by ViroPharma no less than two (2) business days prior to the Closing, and ViroPharma will deliver to Aventis a stock certificate, in the name of Aventis, representing the Shares purchased at the Closing, dated as of the Closing Date, against payment of such Purchase Price.

     3.3  Location.  The Closing shall occur at the offices ViroPharma, unless
          --------
otherwise agreed to by the Parties.

4.   Representations and Warranties of ViroPharma. ViroPharma hereby represents
     --------------------------------------------
and warrants to Aventis as of the date hereof and as of the Closing Date (except as set forth below), as follows:

     4.1  Capitalization.    As of August 31, 2001, the authorized capital stock
          ---------------
of ViroPharma consisted of (a) 100,000,000 shares of Common Stock, of which (i) 18,699,695 shares were issued and outstanding, (ii) up to 690,000 shares have been reserved for issuance upon exercise of outstanding common stock warrants,
(iii) 3,750,000 shares have been reserved for issuance under ViroPharma's Stock Option and Restricted Share Plan, (iv) 300,000 shares have been reserved for issuance under ViroPharma's Employee Stock Purchase Plan, and (v) 1,649,107 shares have been reserved for issuance upon exercise of outstanding six percent (6%) convertible subordinated notes; and (b) 5,000,000 shares of preferred stock, none of which is outstanding and 200,000 shares of which have been designated the Series A Junior Participating Preferred Shares, par vale $.01 per share, and have been reserved for issuance pursuant to the Rights Agreement. All issued and outstanding shares of ViroPharma's capital stock have been duly authorized and validly issued, and are fully paid and nonassessable. As of August 31, 2001, except as referred to in Exhibit 4.1 attached hereto, there are no preemptive or similar rights on the part of any holder of any class or securities of ViroPharma. As of August 31, 2001, except as set forth in the SEC Documents, as set forth on Exhibit 4.1 attached hereto or as described or referred to above, there are no securities convertible into or exchangeable for, or options, warrants, calls subscriptions, rights, contracts or understandings of any kind to which ViroPharma is a party or by which it is bound obligating ViroPharma to issue, deliver or sell, or cause to be issued, delivered or sold additional shares of its capital stock. As of August 31, 2001, except for the repurchase of shares owned by employees upon termination of employment, there are no outstanding agreement of ViroPharma to repurchase, redeem or otherwise acquire any shares of its capital stock. As of August 31, 2001, ViroPharma does not have any subsidiaries or any equity interest with a value of $250,000 or more in any corporation or entity.

     4.2  Litigation.  There is no action, suit, proceeding nor, to its
          ----------
Knowledge, any investigation, pending or currently threatened against ViroPharma that questions the validity of this Agreement or the issuance of the Common Stock contemplated hereby, nor to its Knowledge, is there any basis therefor. As of August 31, 2001, there is no other action, suit, or proceeding pending or, to the Knowledge of ViroPharma, currently threatened against ViroPharma that might, individually or in the aggregate, result in Material Adverse Effect. As of August 31, 2001, ViroPharma is not subject to any consents, orders, decrees or judgments of any governmental entity that, individually or in the aggregate, may have a Material Adverse Effect.

     4.3  Organization and Good Standing. ViroPharma is a corporation duly
          ------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted. ViroPharma is duly qualified and is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except where the failure to be so qualified or in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

     4.4  Authorization.  All corporate action on the part of ViroPharma, its
          -------------
officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents have been taken. ViroPharma has the requisite corporate power to enter into the Transaction Documents and to carry out and perform its obligations thereunder. The Transaction Documents have been duly authorized, executed and delivered by ViroPharma and, upon due execution and delivery by Aventis, each Transaction Document will be a valid and binding agreement of ViroPharma, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

     4.5  No Conflict With Other Instruments.  The execution, delivery and
          ----------------------------------
performance of the Transaction Documents will not result in any violation of, be in conflict with, cause any acceleration or any increased payments under, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of ViroPharma's Amended and Restated Certificate of Incorporation or Bylaws as in effect on the date hereof or at the Closing; (b) any provision of any judgment, decree or order to which ViroPharma is a party or by which it is bound, or (c) any note, mortgage, material contract or agreement, or any license, waiver, exemption, order or permit.

     4.6  Disclosure Documents.
          --------------------

          (a) ViroPharma's SEC Documents: (i) complied in all material respects with the applicable requirements of the Securities Act or Exchange Act, as applicable, as such requirements were in effect on the date that such SEC Document was filed with the SEC, and (ii) when filed with the SEC, did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (b) The audited financial statements of ViroPharma included in ViroPharma's SEC Documents comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such audited financial statements (i) were prepared from the books and records of ViroPharma,
(ii) were prepared in accordance with GAAP applied on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of ViroPharma as of the dates thereof and the results of operations and cash flows for the periods then ended. The unaudited financial statements included in the SEC Documents comply in all material respects with the published rules and regulations of the SEC with respect thereto, and such unaudited financial statements (i) were prepared from the books and records of ViroPharma, (ii) were prepared in accordance with GAAP, except as otherwise permitted under the Exchange Act and the rules and regulations thereunder, on a consistent basis (except as may be indicated therein or in the notes or schedules thereto) and (iii) present fairly the financial position of ViroPharma as of the dates thereof and the results of operations and cash flows (or changes in financial condition) for the periods then ended, subject to normal year-end adjustments and any other adjustments described therein or in the notes or schedules thereto

     4.7   Absence of Certain Events and Changes.  During the period commencing
           -------------------------------------
on December 31, 2000 and continuing through August 31, 2001, ViroPharma has conducted its business in the ordinary course consistent with past practice and there has not been any event, change or development which, individually or in the aggregate, would have a Material Adverse Effect, taken as a whole.

     4.8   Compliance with Applicable Law.  As of August 31, 2001, ViroPharma is
           ------------------------------
in compliance in all material respects with all material statutes, laws, regulations, rules, judgments, orders and decrees of all governmental entities applicable to it that relate to its business, and ViroPharma has not received any notice alleging noncompliance except, with reference to all the foregoing, where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect taken as a whole.

     4.9   Valid Issuance Of Shares.  When issued, sold and delivered in
           ------------------------
accordance with the terms hereof for the consideration expressed herein, the Shares will be duly and validly authorized and issued, fully paid and nonassessable and, based in part upon the representations of Aventis in Section
6.3 of this Agreement, will be issued in compliance with all applicable federal and state securities laws.

     4.10  Governmental Consents.  No consent, approval, order or authorization
           ---------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of ViroPharma is required in connection with the consummation of the transactions contemplated by the Transaction Documents, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

     4.11  No Brokers.  Other than Lazard Freres & Co. LLC which will be the
           ----------
sole obligation of ViroPharma, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by ViroPharma.

     4.12  Delaware Law.  To the extent that Aventis shall be deemed to be an
           --------------
"interested stockholder" as defined in Section 203 of the Delaware General Corporation Law (the "DGCL") solely as a result of the transactions contemplated by this Agreement, ViroPharma has taken all action necessary to ensure that the provisions of Section 203 of the DGCL will not be applicable to Aventis or its Affiliates.

     4.13  Intellectual Property.  As of  August 31, 2001, the Intellectual
           ---------------------
Property that is owned by ViroPharma is owned free from any material liens or restrictions (except as otherwise set forth in an Intellectual Property License in respect of such Intellectual Property), and all material Intellectual Property Licenses are in full force and effect in accordance with their terms, and are free and clear of any material liens or restrictions, except (a) where the failure to be free from such liens or restrictions would not have a Material Adverse Effect, taken as a whole, or (b) as set forth in such Intellectual Property License. As of August 31, 2001, to the Knowledge of ViroPharma, the conduct of the business of ViroPharma, as now conducted and proposed to be conducted under the Copromotion and Codevelopment Agreement does not infringe or conflict with the rights of any third party in respect of any Intellectual Property, and none of the Company Intellectual Property is being infringed by any third party. As of August 31, 2001, there is no claim or demand of any person or entity pertaining to, or any proceeding which is pending or, to the Knowledge of ViroPharma, threatened, that challenges the rights of ViroPharma in respect of any Company Intellectual Property, or that claims that any default exists under any Intellectual Property License, except where such claim, demand or proceeding would not materially affect the ability of ViroPharma to conduct its business as presently conducted or proposed to be conducted under the Copromotion and Codevelopment Agreement. For purposes of this Agreement, "Company Intellectual Property" means the Intellectual Property that is owned by ViroPharma and the Intellectual Property subject to an Intellectual Property License pursuant to which its use by ViroPharma is permitted by any third party.

5.   Representations And Warranties Of Aventis.  Aventis hereby represents and
     -----------------------------------------
warrants to ViroPharma as of the date hereof and as of the Closing Date as follows:

     5.1  Legal Power.  Aventis has the requisite corporate power to enter into
          -----------
the Transaction Documents, to carry out and perform its obligations under the terms of the Transaction Documents.

     5.2  Due Execution.  The Transaction Documents have been duly authorized,
          -------------
executed and delivered by Aventis, and, upon due execution and delivery by ViroPharma, each of the Transaction Documents will be a valid and binding agreement of Aventis, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

     5.3  Ownership.  As of the date hereof, Aventis and its Affiliates do not
          ---------
currently own greater than one percent (1%) of the outstanding Voting Stock of ViroPharma.

     5.4  Investment Representations.  In connection with the offer, purchase
          --------------------------
and sale of the Shares, Aventis makes the following representations:

          (a) Aventis is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

          (b)  Aventis understands that:

               (i) the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities may be required to be held by it indefinitely under applicable securities laws, and that Aventis must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

               (ii) each certificate representing such Shares will be endorsed with the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."; and

               (iii) ViroPharma will instruct its transfer agent not to register the transfer of the Shares (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied.

         (c) Aventis has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares to be purchased hereunder.

         (d) Aventis is an "accredited investor" as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

6.   Conditions To Closing.
     ---------------------

     6.1  Conditions to Obligations of Aventis at the Closing.  Aventis's
          ---------------------------------------------------
obligation to purchase the Shares at the Closing is subject to the fulfillment to its reasonable satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by Aventis:

          (a)  Representations and Warranties True.  The representations and
               -----------------------------------
warranties made by ViroPharma in Section 4 hereof shall be true and correct in all material respects on the date of this Agreement and (except for those representations and warranties that address matters as of a particular date which only need be true and correct as of such date) the Closing Date with the same force and effect as if they had been made on and as of said date, and a certificate duly executed by an officer of ViroPharma, to the effect of the foregoing, shall be delivered to Aventis.

          (b)  Performance of Obligations.  ViroPharma shall have performed and
               --------------------------
complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing and a certificate duly executed by an officer of ViroPharma, to the effect of the foregoing, shall be delivered to Aventis.

          (c)  Proceedings and Documents.  All corporate and other proceedings
               -------------------------
in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Aventis, and Aventis shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

          (d)  Qualifications; Legal Investment.  All authorizations, approvals,
               --------------------------------
or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the Knowledge of ViroPharma, threatened by the SEC.

          (e)  Nasdaq Listing.  If required by Nasdaq, the Shares shall have
               --------------
been approved for listing on the Nasdaq Stock Market, subject only to official notice of issuance. In addition, ViroPharma's Common Stock shall be listed for trading on the Nasdaq National Market or other national securities exchange or automated quotation system.

     6.2  Conditions to Obligations of ViroPharma at the Closing.  ViroPharma's
          ------------------------------------------------------
obligation to issue and sell the Shares at the Closing is subject to the fulfillment to its reasonable satisfaction, on or prior to the Closing, of the following conditions, any of which may be waived by ViroPharma:

          (a)  Representations and Warranties True.  The representations and
               -----------------------------------
warranties made by Aventis in Section 5 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date, and a certificate duly executed by an officer of Aventis, to the effect of the foregoing, shall be delivered to ViroPharma.

          (b) Performance of Obligations.  Aventis shall have performed and
              --------------------------
complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing, and a certificate duly executed by an officer of Aventis, to the effect of the foregoing, shall be delivered to ViroPharma.

          (c)  Qualifications; Legal Investment.  All authorizations, approvals,
               --------------------------------
or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the Knowledge of ViroPharma, threatened by the SEC.

     6.3  Condition to Obligations of each Party at the Closing.  The
          -----------------------------------------------------
obligations of ViroPharma and Aventis to consummate the transactions contemplated to occur at the Closing shall be subject to the satisfaction prior to Closing of the following conditions, each of which may be waived by the other party only if it is legally permitted to do so.

          (a)  HSR and Other Approvals.  Any applicable waiting period under the
               -----------------------
HSR Act relating to the transactions contemplated hereby shall have expired or been terminated, and all other material authorizations, consents, orders or approvals of, or regulations, declarations or filings with, or expirations of applicable waiting periods imposed by, any Governmental Entity (including, without limitation, any foreign antitrust filing) necessary for the consummation of the transactions contemplated hereby, shall have been obtained or filed or shall have occurred.

          (b)  No Litigation, Injunctions or Restraints.  No statute, rule,
               ----------------------------------------
regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement and the Registration Rights Agreement shall be in effect.

          (c)  Copromotion and Codevelopment Agreement.  The Copromotion and
               ---------------------------------------
Codevelopment Agreement shall continue to be in full force and effect.

          (d)  Triggering Event.  The Triggering Event shall have occurred.
               -----------------

7.   Registration Rights.
     -------------------

     7.1  Piggyback Registrations. ViroPharma shall notify all Holders of
          -----------------------
Registrable Securities in writing at least thirty (30) days prior to the filing of any Registration Statement (the "Registration Notice"), other than an Excluded Registration Statement, under the Securities Act for purposes of a public offering of Common Stock of ViroPharma (including, but not limited to, Registration Statements relating to secondary offerings of Common Stock of ViroPharma), and will afford each such Holder an opportunity to include in such Registration Statement (other than an Excluded Registration Statement) all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such Registration Statement all or any part of the Registrable Securities held by it shall, within twenty (20) days after receiving the Registration Notice from ViroPharma, so notify ViroPharma in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder does not elect to include all of its Registrable Securities in any Registration Statement thereafter filed by ViroPharma, such Holder shall nevertheless continue to have the right to include any Registrable

Securities in any subsequent Registration Statement or Registration Statements as may be filed by ViroPharma with respect to offerings of its securities (other than an Excluded Registration Statement), all upon the terms and conditions set forth herein.

          (a)  Underwriting.  If the Registration Statement under which
               ------------
ViroPharma gives notice under this Section 7.1 is for an underwritten offering, ViroPharma shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 7.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form, reasonably acceptable to such Holder, with the underwriter or underwriters selected for such underwriting by ViroPharma, including the indemnification provisions thereof. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the total number of shares to be underwritten, ViroPharma and its underwriters shall allocate the number of Registrable Securities requested to be registered by each of the Holders as follows: (i) first, to ViroPharma; and (ii) second, to the Holders of Registrable Securities that have elected to participate in such offering and such other holders of ViroPharma's capital stock who have been granted "piggyback" registration rights prior to the date hereof and who have elected to participate in such offering on a pro rata basis. The Holders of Registrable Securities acknowledge that the number of securities which may be registered pursuant to this Section 7 may be reduced to zero. ViroPharma shall have no obligation under this Section 7 to make any offering of its securities, or to complete an offering of its securities that it proposes to make, and shall incur no liability to any Holder for its failure to do so.

          (b)  Right To Terminate Registration.  ViroPharma shall have the right
               -------------------------------
to terminate or withdraw any registration initiated by it under this Section 7.1 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration, provided that any such termination or withdrawal shall not relieve ViroPharma of its obligation to pay for the Registration Expenses incurred and shall be without prejudice to the Holder's rights under this Section 7 to include such securities in a future Registration Statement.

     7.2  Expenses Of Registration.  Except as specifically provided herein, all
          ------------------------
Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 7.1 shall be borne by ViroPharma, and Selling Expenses incurred in connection with any registration hereunder shall be borne by the Holders of the securities so registered pro rata on the basis of the number of securities so registered.

     7.3  Obligations Of ViroPharma.  The obligations of ViroPharma to effect
          -------------------------
the registration of any Registrable Securities pursuant to this Section 7 shall at all times be subject to the restrictions set forth in Section 8.1. Whenever required to effect such a registration, ViroPharma shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its reasonable efforts to cause such registration statement to become and remain effective for a period of time sufficient to permit distribution of the Registrable Securities as provided in such Registration Statement.

          (b) Prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

          (c) Furnish to each Holder of Registrable Securities covered by such Registration Statement and each underwriter, if any, of the securities being sold by such Holder such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits to such Registration Statement), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any prospectus filed pursuant to Rule 424 under the Securities Act and such other documents, as such Holder and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Holder (it being understood that ViroPharma consents to the use of the prospectus and any amendments or supplement thereto by each Holder of Registrable Securities covered by the Registration Statement and the underwriter or underwriters, if any, in connection with the offering and sale of Registrable Securities covered by the prospectus or any amendment or supplement thereto).

          (d) Use its reasonable efforts to register or qualify all Registrable Securities under the securities laws or blue sky laws of the jurisdictions as any Holder thereof and any underwriter of the securities being sold by such Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Holder and underwriter to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that ViroPharma shall not for any such purpose be required to qualify generally to do business as a foreign corporation or become subject to taxation in any jurisdiction wherein it would not, but for the requirements of this subsection (d), be obligated to be so qualified, or subject to consent to general service of process in any such jurisdiction.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement. In addition, ViroPharma shall, upon the request of the managing underwriter, make available appropriate ViroPharma management to participate in customary selling efforts or "road shows," as appropriate.

          (f) ViroPharma will notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon ViroPharma's discovery that, or upon the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of such Holder promptly prepare and furnish to such Holder and each underwriter, in any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (g) Furnish, at the request of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale: (i) an opinion, dated as of such date, of the counsel representing ViroPharma for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated as of such date, from the independent certified public accountants of ViroPharma, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

          (h) ViroPharma will cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or traded or quoted on each market on which the same class of securities issued by ViroPharma are then listed, traded or quoted.

          (i) ViroPharma will provide a transfer agent and a CUSIP number for all Registrable Securities no later than the effective date of such Registration Statement.

     7.4  Delay Of Registration; Furnishing Information.
          ---------------------------------------------

          (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

          (b) It shall be a condition precedent to the obligations of ViroPharma to take any action pursuant to Section 7.1 that the selling Holders shall furnish to ViroPharma such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be legally required under the Securities Act to effect the registration of their Registrable Securities.

     7.5  Indemnification; Contribution
          -----------------------------

          (a) ViroPharma shall indemnify and hold harmless each Holder (including the employees, officers and directors of Aventis) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if ViroPharma shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information concerning such Holder furnished in writing to ViroPharma by such Holder expressly for use in such Registration Statement.

          (b) Each Holder shall indemnify and hold harmless ViroPharma, any underwriter retained by ViroPharma and their respective directors, officers, employees and each Person who controls ViroPharma or such underwriter (within the meaning of the Securities Act and the Exchange Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if ViroPharma shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with any information concerning such Holder furnished in writing to ViroPharma by such Holder specifically for use in the preparation of such Registration Statement or prospectus; provided, however, that the total amount to be indemnified by such
            --------  -------
Holder pursuant to this Section 7.5(b) shall be limited to the net proceeds received by the Holders in the offering to which the Registration Statement or prospectus relates.

          (c) Each Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall
--------  -------
not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless, and only to the extent that, such failure results in the Indemnifying Party's forfeiture of substantive rights or defenses. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action

(including any impleaded parties) have been advised by such counsel that either
(x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party. In either of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent (other than in the case where the Indemnifying Party is unconditionally released from liability and its rights are not adversely effected), which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 7.5 from the Indemnifying Party pursuant to applicable law is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.5(a), (b) and (c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.5(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person.

     7.6  Assignment Of Registration Rights.  The rights to cause ViroPharma to
          ---------------------------------
register Registrable Securities pursuant to this Section 7 may only be assigned by Aventis to a transferee or assignee of Registrable Securities that is an Affiliate or a successor (by operation of law or otherwise) to substantially all the business or assets of Aventis; provided, however (i) Aventis shall, within ten (10) days after such transfer, furnish to ViroPharma written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned, and (ii) such transferee shall agree to be subject to all restrictions with respect to the Shares set forth in this Agreement.

     7.7  "Market Stand-Off" Agreement.  If requested by ViroPharma or the
          ----------------------------
representative of the underwriters of Common Stock (or other securities) of ViroPharma, each Holder shall agree not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of ViroPharma held by such Holder (other than those included in the registration, if any) for a period commencing on the date that such Holder receives the Registration Notice (but in no case earlier than thirty (30) days prior to the date of the filing of the applicable Registration Statement) and continuing for the period specified by the representative of the underwriters not to exceed ninety (90) days following the effective date of a Registration Statement of ViroPharma filed under the Securities Act, provided that all executive officers and directors of ViroPharma enter into similar agreements. Notwithstanding the foregoing, Aventis shall have no obligations under this Section 7.7: (a) in respect of a private placement by Aventis of any Common Stock (or other securities) of ViroPharma to the extent that such private placement occurs prior to the filing of the applicable Registration Statement, (b) from and after the date that Aventis's registration rights granted hereunder have terminated in their entirety, or (c) if fifty percent (50%) or more of Common Stock requested by such Holder to be included in such registration is excluded under Section 7.1(a).

     7.8  Termination Of Registration Rights.  This Section 7 and the
          ----------------------------------
registration rights granted hereunder in respect of the Shares shall terminate in their entirety on the later of (i) five (5) years from the Closing Date, or
(ii) three (3) months after the Holder ceases to be an "affiliate" (within the meaning of the Exchange Act or Securities Act) of ViroPharma.

8.   Covenants
     ---------


     8.1  Covenant Of Aventis.  Aventis hereby covenants and agrees that it
          -------------------
shall not exercise the registration rights described in Section 7 during the one
(1) year period following the Closing Date.

     8.2  Covenant Of ViroPharma.
          ----------------------

          (a) ViroPharma hereby covenants and agrees that it shall take all necessary and appropriate actions to ensure that it shall have available under its Restated Certificate of Incorporation as in effect on the Closing Date sufficient authorized but unissued shares of its Common Stock to issue and sell to Aventis all of the Shares.

          (b) ViroPharma will file with Nasdaq all documentation required by Nasdaq, if any, in connection with the issuance of the Shares.

     8.3  Rights Agreement.  In the event that the purchase of the Shares
          ----------------
hereunder by Aventis at any Closing would cause Aventis to become an "Acquiring Person," as such term is defined in the Rights Agreement, because either (a) the Shares, by themselves, constitute in excess of twenty percent (20%) of then-outstanding Common Stock of ViroPharma (the "Threshold"), or (b) after the date hereof but prior to the Closing Date Aventis acquires a third party that owns capital stock of ViroPharma and whose ownership of capital stock of ViroPharma is not the primary business purpose of such third party (the "Third Party ViroPharma Stock"), and when the Shares are added together with Third Party ViroPharma Stock, Aventis's aggregate beneficial ownership exceeds the Threshold, then prior to the consummation of the Closing, ViroPharma shall cause the Rights Agreement to be amended to ensure that the acquisition of the Shares at such Closing does not cause Aventis to become an

Acquiring Person. Notwithstanding the foregoing, nothing in this Section 8.3 shall require ViroPharma to amend the Rights Agreement if Aventis's purchase of the Shares would result in Aventis becoming an Acquiring Person because such Shares, when added to any shares of the capital stock of ViroPharma acquired by Aventis other than under this Agreement or as specifically described in clause
(b) of this Section 8.3, causes Aventis's ownership to exceed the Threshold.

     8.4  Notice of Market Sale.  Aventis shall provide ViroPharma with a notice
          ---------------------
of its intent to sell the Shares pursuant to Rule 144 prior to completing such a sale in order to provide ViroPharma an opportunity to arrange an orderly disposition of the Shares. At any point during such thirty (30) day period, ViroPharma may terminate the remainder of such period and notify Aventis that Aventis may sell the Shares pursuant to Rule 144. Notwithstanding the foregoing, Aventis shall have no obligations under this Section 8.4 in respect of a private placement by Aventis of the Shares.

9    Termination.
     -----------

     9.1  Termination.  This Agreement may be terminated at any time prior to
          -----------
the Closing:

          (a)  by mutual written consent of Aventis and ViroPharma;

          (b)  by Aventis or ViroPharma:

               (i) if the Closing shall not have occurred prior to the expiration of the one hundred fifteen (115) day period following the date of the Triggering Event; provided that the right to terminate this Agreement pursuant to this clause shall not be available to a party whose failure to fulfill an obligation under this Agreement results in the failure of the Closing to occur;

               (ii) if there shall be any statute, law, regulation or rule that makes consummating the transactions contemplated hereby illegal or if any court or other Governmental Entity of competent jurisdiction shall have issued judgment, order, decree or ruling, or shall have taken such other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby and such judgment, order, decree or ruling shall have become final and non-appealable;

               (iii) if the Copromotion and Codevelopment Agreement shall have terminated; or

               (iv) the United States Federal Trade Commission ("FTC") and/or the United States Department of Justice shall seek a preliminary injunction under the HSR Act against ViroPharma and Aventis to enjoin the transactions contemplated by this Agreement or the Copromotion and Codevelopment Agreement; or

          (c)  by Aventis:

               (i) if ViroPharma shall have (A) failed to perform any of its material obligations contained herein, or (B) breached any of its material representations or warranties contained herein, provided that Aventis gives ViroPharma written notice of such failure to perform or breach and ViroPharma does not cure such failure to perform or breach within thirty (30) days after its receipt of such written notice;

               (ii) if any of the conditions set forth in Section 6.1 or 6.3 (other than 6.3(a)) shall become impossible to fulfill (other than as a result of any breach by Aventis of the terms of this Agreement) and shall not have been waived in accordance with the terms of this Agreement; or

               (iii) if the Common Stock shall no longer be listed for trading on the Nasdaq National Market or other national securities exchange or automated quotation system; provided however, that Aventis may not terminate this Agreement pursuant to this Section 8.1(c)(iii): (A) prior to the date of the Triggering Event; and (B) on or after the date of the Triggering Event, if ViroPharma shall become listed for trading on the Nasdaq National Market or other national securities exchange or automated quotation system at any time during the ninety (90) day period after the date of the Triggering Event.

          (d)  by ViroPharma:

               (i) if Aventis shall have (A) failed to perform any of its material obligations contained herein, or (B) breached any of its material representations or warranties contained herein, provided that ViroPharma gives Aventis written notice of such failure to perform or breach and Aventis does not cure such failure to perform or breach within thirty (30) days after its receipt of such written notice; or

               (ii) if any of the conditions set forth in Section 6.2 or 6.3 shall become impossible to fulfill (other than as a result of any breach by ViroPharma of the terms of this Agreement) and shall not have been waived in accordance with the terms of this Agreement.

     9.2  Effect of Termination.  In the event of termination of this Agreement
          ---------------------
by either Aventis or ViroPharma as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Aventis or ViroPharma, other than the provisions of this Section 9.2, and except to the extent that such termination results from a material breach by a party of its representations, warranties, covenants or agreements set forth in this Agreement.

10.  Miscellaneous.
     -------------

     10.1  Governing Law.  This Agreement shall be governed by and construed in
           -------------
accordance with the laws of the Commonwealth of Pennsylvania, without regard to the choice of law provisions thereof, and the federal laws of the United States.

     10.2  Public Statements.  Any statement to the public regarding this
           -----------------
Agreement shall be approved in advance by ViroPharma and Aventis, except as otherwise required by law.

Notwithstanding the foregoing, Aventis acknowledges that ViroPharma shall file this Agreement with the SEC.

     10.3  Successors And Assigns.  Except as otherwise expressly provided
           ----------------------
herein, the respective rights and obligations of either Party under this Agreement shall not be assignable in whole or in part by a Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. Notwithstanding the preceding sentence, in connection with the merger, acquisition, transfer of all or substantially all of a Party's assets or other change in control of either Party, such Party may assign its rights and obligations under this Agreement in whole or in part to such Party's transferee or successor in interest without the prior written consent of the other Party. This Agreement shall bind and inure to the benefit of Parties and their permitted successors and assigns.

     10.4  Entire Agreement.  This Agreement, the Copromotion and Codevelopment
           ----------------
Agreement and the exhibits thereto, that certain Mutual Non-Disclosure Agreement dated as of March 1, 2001 between the ViroPharma and Aventis and that certain Letter Agreement dated April 17, 2001 between ViroPharma and Aventis and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the Parties with regard to the subjects hereof and no Party shall be liable or bound to any other Party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     10.5  Separability.  In the event any provision of this Agreement shall be
           ------------
invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the Parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.6  Amendment And Waiver.  Except as otherwise provided herein, any term
           --------------------
of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of ViroPharma and Aventis. Any amendment or waiver effected in accordance with this Section shall be binding upon any holder of any securities purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities, and ViroPharma.

     10.7  Notices.   All notices, requests, or other communications given
           -------
hereunder shall be in writing and shall be deemed to have been duly given if (a) delivered by hand; (b) mailed by registered or certified mail; (c) sent by air courier; or (d) sent by cable, telex or facsimile, followed within twenty-four
(24) hours by notification pursuant to (a), (b) or (c) above, in each case to the address set forth below or to such other address as a Party may specify for itself by written notice given as aforesaid.

     If to Aventis:           Pharma Inc.
                              2150 Saint Elzear Blvd. West
                              Laval, Quebec, Canada
                              H7L 4A8
                              FAX:  514-956-4192
               Attention:     Vice-President, Finance and Information Solutions


    with a copy to:           Aventis Pharma Inc.
                              2150 Saint Elzear Blvd. West
                              Laval, Quebec, Canada
                              H7L 4A8
                              FAX: 514-956-6171
                              Attention:     General Counsel


            and to:           Aventis Pharmaceuticals Inc.
                              Route 202-206
                              P.O. Box 6800
                              Bridgewater, NJ 08807, U.S.A.
                              Facsimile: 1-908-231-4480
                              Attention: Vice President, Legal Department


  If to ViroPharma:           ViroPharma Incorporated
                              405 Eagleview Boulevard
                              Exton, PA 19341
                              FAX: 610-458-7380
                              Attention:     Chief Financial Officer


    with a copy to:           ViroPharma Incorporated
                              405 Eagleview Boulevard
                              Exton, PA 19341
                              FAX: 610-458-7380
                              Attention:     General Counsel


     10.8  Fees And Expenses.  ViroPharma and Aventis shall each bear their own
           -----------------
expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

     10.9  Titles And Subtitles.  The titles of the Sections and subsections of
           --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     10.10  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, this Stock Purchase Agreement is hereby executed as of the date first above written.


                              VIROPHARMA INCORPORATED



                              By:   /s/ Michel de Rosen
                                   ---------------------------------
                                   Michel de Rosen
                                   President and CEO


                              AVENTIS PHARMA INC.


                              By:   /s/ Jean-Francois Leprince
                                   ---------------------------------
                                   Jean-Francois Leprince
                                   President

                  Exhibit 4.1 to the Stock Purchase Agreement

           Exceptions to Capitalization Representation and Warranty
           --------------------------------------------------------

Certain preemptive rights were granted pursuant to that certain Investment Agreement dated May 5, 1999 between ViroPharma Incorporates and PSV, LP (f/k/a Perseus-Soros BioPharmaceutical Fund, LP).

Common Stock subject to sale pursuant to that certain Stock Purchase Agreement dated as of December 9, 1999 between ViroPharma Incorporated and American Home Products Corporation.